  EXHIBIT 10.1

PLACEMENT AGENCY AGREEMENT

March 9, 2016

CONFIDENTIAL

Malcolm Davidson

Chief Financial Officer

Avino Silver & Gold Mines Ltd.

570 Granville Street, Suite 900

Vancouver, British Columbia

V6C 3P1 Canada

Ladies and Gentlemen:

This Placement Agency Agreement (this "Agreement") confirms our understanding that Avino Silver & Gold Mines Ltd., a company incorporated under the British Columbia Business Corporations Act (the "Company"), hereby appoints Noble International Investments, Inc., incorporated under the laws of the State of Florida, doing business as Noble Financial Capital Markets, as its exclusive placement agent, except as otherwise provided (the "Placement Agent"), in connection with the proposed sale to a certain investor (the "Direct Offering") of up to Eight Hundred Thousand U.S. Dollars ($800,000 USD) in value of common stock, without par value, of the Company ("Common Stock") at $1.00 USD per share of Common Stock (the "Purchase Price"). On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Placement Agent agrees to use its best commercially practicable efforts to solicit and receive offers to purchase the Common Stock. Notwithstanding anything to the contrary contained in this Agreement, the Placement Agent shall have no obligation to purchase any of the Common Stock or have any liability with respect to the Company if any prospective purchaser fails to consummate a purchase of or pay for any of the Common Stock.

The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (File No. 333-195144), including two prospectuses, on Form F-3 relating to the securities (the "Shelf Securities"), including the Common Stock, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement", and the related prospectuses covering the Shelf Securities dated April 9, 2014 in the form first used to confirm sales of the Common Stock (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Common Stock in the form first used to confirm sales of the Common Stock (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Prospectus", and the term "preliminary prospectus" means any preliminary form of the Prospectus. For purposes of this Agreement, "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act, "Time of Sale Prospectus" means the documents and pricing information identified in Schedule I hereto, and "broadly available road show" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "Basic Prospectus," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms "supplement," "amendment," and "amend" as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference therein.

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1. Representations and Warranties. The Company agrees, represents and warrants to the Placement Agent that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder (the "Securities Act Regulations"), (v) the Time of Sale Prospectus does not, and at the time of each sale of the Common Stock in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 2(a) hereof), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations or the Exchange Act and the Exchange Act Regulations, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Except for the free writing prospectuses, if any, identified in Schedule I hereto forming part of the Time of Sale Prospectus, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

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(e) Manning Elliott LLP ("Manning Elliott"), who reported on the financial statements and supporting schedules included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accountant with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Securities Act Regulations and the rules and regulations of the Public Company Accounting Oversight Board.

(f) The financial statements, together with the related schedules and notes, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with International Financial Reporting Standards ("IFRS") for the years ended December 31, 2015, 2014 and 2013 applied on a consistent basis throughout the periods involved except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and Prospectus. The supporting schedules, if any, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects in accordance with IFRS, the information required to be stated therein.

(g) Since the respective dates as of which information is given in, or incorporated by reference therein, the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), and (ii) there have been no transactions entered into by Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(h) The Company has been duly incorporated and is validly existing as a corporation, and is in good standing under the laws of the Province of British Columbia, Canada, and has full corporate power and authority necessary to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Common Stock as contemplated herein. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each other jurisdiction in which such qualification is required for the conduct of the business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (and any documents incorporated by reference therein), except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect or subject the Company to any material liability or disability.

(i) Each subsidiary of the Company listed on Schedule II hereto (each, a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of any preemptive or similar rights of any security holder of such Subsidiary. The other subsidiaries of the Company other than Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

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(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) The shares of Common Stock outstanding prior to the issuance of the Common Stock have been duly authorized and are validly issued, fully paid and non-assessable.

(m) [Intentionally Omitted]

(n) The Common Stock to be placed by the Placement Agent on behalf of the Company have been duly authorized for issuance and sale pursuant to any applicable Subscription Agreement (as defined herein) and, when issued and delivered by the Company to prospective purchasers pursuant to any applicable Subscription Agreement on the Closing Date, will be validly issued, fully paid and non-assessable, and the issuance of such Common Stock will not be subject to any preemptive or similar rights.

(o) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Securities Act Regulations.

(p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Common Stock registered pursuant to the Registration Statement, except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(q) The Company is not in violation of its articles of incorporation, by-laws or other foundational corporate documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party, or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, including the consummation of the Direct Offering (including but not limited to the issuance and sale of the Common Stock and the use of the proceeds from the sale of the Common Stock as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined herein) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

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(r) No permit, consent, approval, authorization, order, registration, filing or qualification ("Consent") of or with any court, governmental agency or body having jurisdiction over the Company or any of their properties or assets is required in connection with the Direct Offering, issuance or sale by the Company of the Common Stock, the execution, delivery and performance of this Agreement by the Company except (i) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws, (ii) for such consents that have been, or prior to the Closing Date will be, obtained, (iii) for such consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) as disclosed in the Time of Sale Prospectus.

(s) No labor dispute with the employees of the Company exists, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(t) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the documents incorporated by reference therein (other than as disclosed therein), or which would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries or the consummation of the Direct Offering as contemplated in this Agreement or the performance by the Company of their obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the documents incorporated by reference therein, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(u) There are no contracts or documents which are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (or the documents incorporated by reference therein) or to be filed as exhibits to the Registration Statement or the documents incorporated by reference therein which have not been so described and filed as required.

(v) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

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(w) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Common Stock hereunder or the consummation of the Direct Offering, except such as have been already obtained or as may be required under the Securities Act or the Exchange Act Regulations or state securities or "Blue Sky" laws.

(x) None of the Company or any affiliate thereof has taken, nor will any of them take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(y) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, the "Governmental Licenses") issued by the appropriate regulatory agencies or bodies necessary to conduct their business now operated by them, except where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Effect; the Company and each of its subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(z) Except as described in the Registration Statement and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code or rule of common law or any final and legally binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, friable asbestos-containing materials or toxic mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its subsidiaries have, or operate pursuant to, or at the Closing Date will have or will operate pursuant to all applicable permits, authorizations and approvals required to conduct their business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (and any documents incorporated by reference therein) under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

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(aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the end of the Company's most recent audited fiscal year, there has been (x) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (y) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(bb) The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(cc) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to the Company.

(dd) Neither the issuance, sale and delivery of the Common Stock nor the application of the net proceeds thereof by the Company will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as the same are in effect on the Closing Date.

(ee) There are no transfer, documentary, stamp, capital, issuance, registration, transaction, value-added or withholding taxes, duties or charges or other similar taxes, fees or charges under the laws of any jurisdiction (or any political subdivision thereof) in which the Company operates required to be paid by the Company, the Placement Agent or investors in the Direct Offering (i) in connection with the execution and delivery of this Agreement or (ii) in connection with the issuance and sale of the Common Stock by the Company to the Placement Agent or the sale of the Common Stock by the Placement Agent to the investors in the Common Stock.

(ff) Each of the Company and its subsidiaries has filed all U.S. federal, state, local and non-U.S. tax returns required to be filed through the date hereof (taking into account any properly obtained extensions with respect thereto), except in any case in which the failure so to file would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, and has paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, or as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, and there are no tax deficiencies, assessments or other claims that has been, or could reasonably be expected to be, asserted against the Company or its subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

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(gg) The Company is not, and after giving effect to the offering and sale of the Common Stock and the application of the proceeds thereof will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

(hh) Based on its actual and projected income, assets and activities, the Company should not be treated as a "passive foreign investment company" (a "PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the "Code") for the 2013 taxable year and subsequent taxable years.

(ii) After giving effect to the Direct Offering, based upon the assumptions and subject to the limitations set forth in the Registration Statement, Time of Prospectus Sale and the Prospectus (or any documents incorporated by reference therein), the Company believes it will qualify for the exemption from U.S. federal income tax on its U.S. source international transportation income under Section 883 of the Code, as amended, for the tax year ending December 31, 2015 and will qualify for future tax years, provided that less than fifty percent (50%) of its Common Stock are owned by "5-percent shareholders" as defined in Treasury Regulation 1.883-2(d)(3) for more than half the number of days in the relevant year.

(jj) The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company and its subsidiaries have no reason to believe that they will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as they may deem necessary or appropriate to conduct their business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect.

(kk) The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(ll) None of the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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(mm) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(nn) Neither the Company, any of its subsidiaries nor any director, officer or agent of the Company or any of its subsidiaries or any entity or individual ("Person") in control of the Company, is, (i) the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC"), the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority (collectively, "Sanctions"), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria); and the Company will not use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, in Burma/Myanmar, Cuba, Iran, North Korea, Sudan, or any other country or territory that, at the time of such funding, is the subject of Sanctions, or in any manner that would result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as placement agent, advisor, investor or otherwise). Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company, any of its subsidiaries (while a subsidiary) nor, to the knowledge of the Company, any director, officer or agent of the Company or any of its subsidiaries or any Person in control of the Company has, within the past five years, (i) engaged in or is currently engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction would subject the Company, any of its subsidiaries or any of its directors, officers, agents or entity or Person in control of the Company to Sanctions or (ii) been subject to civil or criminal enforcement for the violation of Sanctions. The Company will operate its business in a manner that is compliant with Sanctions laws from the perspective of the Company, its subsidiaries, any director officer or other affiliate or agent of the Company or any of its subsidiaries and/or any person participating in the offering, whether as placement agent, advisor, investor or otherwise, and will take such actions as it may be permitted to take under law and contract as it may deem necessary or appropriate to avoid violations of Sanctions laws from such various perspectives including, to the extent so necessary, the exercise of its contract rights to reject port calls in certain locations, including Iran, by its charterers. For purposes of this representation, the representation shall be the Company's knowledge with respect to any asset before the Company's acquisition of the asset.

(oo) Other than as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or any documents incorporated by reference therein), the Company is not party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Common Stock.

(pp) No relationship, direct or indirect, exists between or among the Company or any subsidiary of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any subsidiary, on the other hand, which is required to be disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or any documents incorporated by reference therein) that is not so described.

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(qq) The choice of the laws of the State of Florida as the governing law of this Agreement is a valid choice of law under the laws of the jurisdiction of formation of the Company (each a "Relevant Jurisdiction") and any political subdivision thereof and courts of each Relevant Jurisdiction should honor this choice of law. The Company has the power to submit and pursuant to Section 11 of this Agreement has legally, validly, effectively and irrevocably submitted to the non-exclusive personal jurisdiction of the United States District Court for the Southern District of Florida (including, in each case, any appellate courts thereof) in any suit, action or proceeding against it arising out of or related to this Agreement or with respect to its obligations, liabilities or any other matter arising out of or in connection with the sale of Common Stock by the Company to the Placement Agent under this Agreement and has validly and irrevocably waived any objection to the venue of a proceeding in any such court; and the Company has the power to designate, appoint and empower and pursuant to Section 11 of this Agreement has legally, validly, effectively and irrevocably consented to service of process in the manner set forth herein.

(rr) The Company, and its obligations under this Agreement, are subject to civil and commercial law and to suit and none of the Company nor any of its respective properties, assets or revenues have any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of Canada or U.S. federal court, as the case may be, from any jurisdiction from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution or enforcement of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations or liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in this Agreement.

(ss) Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (or any documents incorporated by reference therein) and subject to the relevant exequatur procedure, any final judgment for a fixed or readily calculable sum of money rendered by any court of the State of Florida or of the United States located in the State of Florida having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of any Relevant Jurisdiction without reexamination, review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty.

(tt) It is not necessary under the laws of any Relevant Jurisdiction or any political subdivision thereof or authority or agency therein in order to enable the Placement Agent to enforce its rights under this Agreement for the Placement Agent to be licensed, qualified, or otherwise entitled to carry on business in such Relevant Jurisdiction or any political subdivision thereof or authority or agency therein; this Agreement is in proper legal form under the laws of each Relevant Jurisdiction and any political subdivision thereof or authority or agency therein for the enforcement thereof against the Company and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any Relevant Jurisdiction or any political subdivision thereof or agency therein that any of them be filed or recorded with any court, authority or agency in, or that any stamp, registration or similar taxes or duties be paid to any court, authority or agency of such Relevant Jurisdiction or any political subdivision thereof.

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(uu) Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(vv) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus. All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Canada be paid in United States dollars and may be freely transferred out of Canada, and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of Canada and are otherwise free and clear of any other tax, withholding or deduction in, and without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in Canada.

(ww) The Company is a "foreign private issuer" (as defined in Regulation S under the Securities Act).

(xx) The aggregate market value of the Company's outstanding voting and non-voting common equity held by non-affiliates of the Company immediately prior to the Direct Offering, as calculated under Item B.1. of Form F-3 and the instructions thereto, was less than Seventy-Five Million U.S. Dollars ($75,000,000 USD). Notwithstanding the previous sentence, the Company is in material compliance with General Instruction I.B.5. to Form F-3 with respect to the aggregate market value of the Company's outstanding voting and non-voting common equity held by its non-affiliates immediately prior to the Direct Offering.

2. Compensation and other Fees.

(a) For this assignment and financial advice in connection therewith, the Placement Agent will charge the Company a placement fee equal to seven percent (7%) of the aggregate gross proceeds received from the sale of the Common Stock (the "Placement Fee").

(b) The Placement Fee shall be payable in immediately available funds on the date the Company receives payment for the Common Stock under a definitive subscription agreement substantially in the form of Exhibit A attached hereto and made a part hereof (the "Subscription Agreement"), between the Company and each purchaser (the "Purchaser") of the Common Stock (the "Closing Date").

(c) The Placement Agent shall also receive at the Closing Date a three year warrant to purchase the Company's Common Stock in an number equal to 5% of the number of shares of Common Stock sold in the Offering at a per share exercise price equal to the Purchase Price.

(d) The Company will pay all of its costs relating to the Direct Offering contemplated hereby, including, without limitation, audit expenses, issuance costs and taxes, counsel fees for the preparation of the offering documents, filing fees and disbursements of counsel relating to the qualification of the Common Stock under federal securities laws, and legal fees and expenses of counsel in connection with qualifying the Common Stock under the state blue sky laws.

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(e) The Company will pay the Placement Agent up to Twenty Thousand U.S. Dollars ($20,000 USD) for placement agent legal fees and other transaction related expenses, upon the first closing of the Direct Offering contemplated hereby.

(f) The right of the Placement Agent to receive the fees set forth in this Section 2 shall survive the termination of this Agreement in accordance with Section 7 hereof.

3. Conditions to the Placement Agent's Obligations. The obligations of the Placement Agent are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Common Stock on the terms and in the manner contemplated in the Time of Sale Prospectus; and

(ii) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement shall be reasonably satisfactory in all material respects to counsel for the Placement Agent.

(b) The Placement Agent shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer of the Company, substantially in the form of Exhibit B attached hereto and made a part hereof, to the effect set forth in Section 3(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c) The Placement Agent shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Financial Officer of the Company, certifying, in his or her capacity as Chief Financial Officer substantially in the form of Exhibit C attached hereto and made a part hereof.

(d) The Placement Agent shall have received on the Closing Date an opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation ("Weintraub Tobin"), outside counsel for the Company, dated the Closing Date, substantially in the form of Exhibit D attached hereto and made a part hereof.

(e) The Placement Agent shall have received on the Closing Date an opinion of Salley Bowes Harwardt Law Corp. ("Salley Bowes"), Canadian counsel for the Company, dated the Closing Date, substantially in the form of Exhibit E attached hereto and made a part hereof.

(f) Each of the opinions described in Section 3(b), Section 3(c), Section 3(d) and Section 3(e) shall be rendered to the Placement Agent at the request of the Company and shall so state therein.

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(g) The Placement Agent shall have received, on each of the date of the Subscription Agreement and the Closing Date, a letter dated the date of the Subscription Agreement or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Placement Agent, from Manning Elliott containing statements and information of the type ordinarily included in accountants' "comfort letters" to Placement Agent with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

4. Covenants of the Company. The Company covenants with the Placement Agent as follows:

(a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to furnish to you in Boca Raton, Florida, without charge, prior to 10:00 AM Eastern Standard Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(e) or Section 4(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Common Stock at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the placement of the Common Stock as in the opinion of counsel for the Placement Agent the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by the Placement Agent, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent to which Common Stock may have been sold on behalf of the Placement Agent upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

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(g) To endeavor to qualify the Common Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h) To make generally available to the Company's security holders and to you as soon as practicable an earnings statement covering a period of at least twelve (12) months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement pursuant to the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Common Stock under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Placement Agent, in the quantities hereinabove specified, (ii) all costs and expenses related to the sale, issuance, transfer and delivery of the Common Stock to the Purchasers, including any stock, stamp, transfer or other taxes or duties payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Common Stock under state securities laws and all expenses in connection with the qualification of the Common Stock for offer and sale under state securities laws as provided in Section 4(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Placement Agent incurred in connection with the review and qualification of the offering of the Common Stock by the Financial Industry Regulatory Authority, Inc., (v) all costs and expenses, if any, incident to listing the Common Stock on the NYSE and other national securities exchanges and foreign stock exchanges, (vi) the cost of printing certificates and other documents representing the Common Stock, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) all costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Common Stock, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

(j) [Intentionally omitted]

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5. Covenants of the Placement Agent. The Placement Agent covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Placement Agent that otherwise would not be required to be filed by the Company thereunder, but for the action of the Placement Agent.

6. Indemnity.

(a) The Company agrees to indemnify and hold harmless the Placement Agent from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) relating to, arising out of or in connection with the Direct Offering as a result of any actions or inactions of the Company or (ii) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any "road show" as defined in Rule 433(h) under the Securities Act (a "road show"), or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company also agrees that no Placement Agent shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the Direct Offering.

(b) The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement to the same extent as the foregoing indemnity from the Company to the Placement Agent contained in clause (ii) above, but only with reference to information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or Section 6(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Placement Agent, in the case of parties indemnified pursuant to Section 6(a), and by the Company, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

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(d) The indemnity provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or on behalf of the Company and (iii) acceptance of and payment for any of the Common Stock.

7. Termination. The Placement Agent may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the NASDAQ Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or other relevant jurisdiction shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by the United States Federal Government, the State of New York, Canada or other relevant foreign country authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that is material and adverse and which, singly or together with any other event specified in this clause (v), makes it impracticable or inadvisable to proceed with the offer, sale or delivery of the Common Stock on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

8. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Entire Agreement.

(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Common Stock, represents the entire agreement between the Company and the Placement Agent with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering and the purchase and sale of the Common Stock.

(b) The Company acknowledges that in connection with the offering of the Common Stock: (i) the Placement Agent has acted at arm's length, is not an agent of, and owes no fiduciary duties to, the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the fullest extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Common Stock.

(c) The Company acknowledges that (i) the Placement Agent's research analysts and research department are required to be independent from its respective investment banking division and are subject to regulations and internal policies relating to such independence, and (ii) the Placement Agent's research analysts may hold views and make statements or investment recommendations and/or publish reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent relating to any conflict of interest that may arise from any potential conflict of interest relating to the foregoing.

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10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11. Applicable Law.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

(b) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in or around Palm Beach County, Florida or the courts of the State of Florida (collectively, the "Specified Courts"), and the Company irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Any party not located in the United States irrevocably appoints Weintraub Tobin, with offices at 475 Sansome Street, Suite 1800, San Francisco, CA 94111, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the State of Florida.

(c) With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

12. Foreign Taxes. All payments by the Company to the Placement Agent hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by any jurisdiction in which the Company is organized, resident or doing business for tax purposes (including any political subdivision therein) or any jurisdiction through which the Company makes a payment (including any political subdivision therein) ("Foreign Taxes"). If the Company is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall be increased to such amount as is necessary to yield and remit to the Placement Agent an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied.

13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

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14. Notices. All notices or communications, except as otherwise specifically provided, shall be in writing, and, if sent to any party, shall be mailed, delivered or telegraphed and confirmed to that party at the address set forth below:

Attention: Nico P. Pronk

Noble Financial Capital Markets

951 Yamato Road, Suite 210

Boca Raton, Florida 33431

Attention: Bruce Rosetto

Greenberg Traurig, P.A.

5100 Town Center Circle, Suite 400

Boca Raton, Florida 33486

Attention: David Wolfin

Avino Silver & Gold Mines Ltd.

570 Granville Street, Suite 900

Vancouver, British Columbia

V6C 3P1 Canada

Attention: Daniel B. Eng

Weintraub Tobin Chediak Coleman Grodin Law Corp.

475 Sansome Street, Suite 1800

San Francisco, California 94111

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NOBLE INTERNATIONAL INVESTMENTS, doing business a Noble Financial Capital Markets

By:	/s/ Nico P. Pronk
Name:	Nico P. Pronk
Title:	President and Chief Executive Officer

Accepted and Agreed to as of the date hereof:

AVINO SILVER & GOLD MINES LTD.

By:	/s/ Malcolm Davidson
Name:	Malcolm Davidson
Title:	Chief Financial Officer

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